EXHIBIT 99.1

Flushing Financial Corporation to Meet With Institutional Investors at the Sandler O’Neill + Partners 2019 East Coast Financial Services Conference

UNIONDALE, N.Y., Nov. 01, 2019 (GLOBE NEWSWIRE) -- Flushing Financial Corporation (the “Company”) (Nasdaq-GS: FFIC), the parent holding company for Flushing Bank (the “Bank”), today announced that John R. Buran, the Company’s President and Chief Executive Officer and Susan K. Cullen, the Company’s Senior Executive Vice President and Chief Financial Officer, will be meeting with institutional investors at the Sandler O’Neill + Partners 2019 East Coast Financial Services Conference scheduled for November 14, 2019.

WHO	Flushing Financial Corporation, with $7.1 billion in consolidated assets, is the holding company for Flushing Bank®, a New York State—chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending team creates mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. The Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.
WHAT	1-on-1 meetings with institutional investors at the Sandler O’Neill + Partners 2019 East Coast Financial Services Conference.
WHERE/WHEN	Naples, Florida on November 14, 2019.
PRESENTATION	The presentation will focus on the Company’s performance and its strategic operating objectives. The presentation will be available on the Company’s website, www.flushingbank.com, on November 13, 2019.
RECENT NEWS
  October 29, 2019- Flushing Financial Corporation Reports GAAP Diluted EPS of $0.37, Unchanged QoQ, and Core Diluted EPS of $0.48 up 14.3% QoQ; Record Quarterly Loan Closings; Quarter End Loan Pipeline Remains Strong at $419 Million.
  October 25, 2019- Flushing Financial Corporation to Acquire Empire Bancorp, Inc.
  September 25, 2019- Flushing Bank Leases New Hicksville Branch Location.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingbank.com.

CONTACT:
Susan K. Cullen
Senior Executive Vice President and Chief Financial Officer
Flushing Financial Corporation
(718) 961-5400